Exhibit 10.5

SHORT FORM OPTION EXTENSION

DATED:	As of May 5, 2017

COMPANY:	MJW Media, Inc.
1166 E. Warner Rd. #101-B
Gilbert, AZ 85296

OWNER:	Leia Kaushik
16483 NW Vetter Dr.
Portland, OR 97229

PROPERTY:
The two (2) published novels written by Owner entitled “Mate Finder Book 1” and “Devi:  Mate Finder Book 2,” respectively, and one (1) untitled unpublished sequel thereto (“Mate Finder Book 3”) to be written by Owner (collectively, the “Books”).

In reference to the “Option/Purchase Agreement” executed on September 14, 2015, Owner and Company wish to extend the option period of the Property for an additional Two (2) Years from the date of the execution of this Short Form Option Extension.

Terms of Extension:

(a)          Rights Granted: Owner hereby grants to Company the exclusive and irrevocable option (“Option”) to acquire the “Rights” (as previously defined in the “Option/Purchase Agreement”).

(b)          Option Period: The Option may be exercised by written notice given at any time commencing on the date hereof and expiring Two (2) Years thereafter (the “Option Period”).

(c)          Option Period Consideration: In consideration of Owner’s grant to Company of the Option, Company shall pay Owner the amount of Ten Thousand Dollars ($10,000) on June 1, 2017 and Ten Thousand Dollars ($10,000) on July 1, 2017 (the “Option Payment”), following the signature hereof by Owner, which such Option Payment shall be not applicable against the “Purchase Price” set forth in Paragraph 2 of the “Option/Purchase Agreement”.

(d)          For the avoidance of doubt, all other terms, excluding the option period of the “Option/Purchase Agreement” will remain in affect throughout the life of the Short Form Option Extension.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first set forth above.

ACCEPTED AND AGREED:

OWNER:

/s/ Leia Kaushik
LEIA KAUSHIK

MJW MEDIA, INC

/s/ Michael Witherill
MICHAEL J. WITHERILL
It’s Manager

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